                                                                   EXHIBIT 10.08

                           INDEMNIFICATION AGREEMENT



          THIS INDEMNIFICATION AGREEMENT (this "Agreement") is entered into as of September ___, 1997, by and among Exodus Communications, Inc., a California corporation (the "Company") and each indemnitee ("Indemnitee") executing this Agreement.

                                   RECITALS

     A. The Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for its directors, officers, employees, shareholders, controlling persons, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

     B. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, controlling persons, shareholders, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

     C. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other directors, officers, employees, shareholders, controlling persons, agents and fiduciaries of the Company may not be willing to serve in such capacities without additional protection.

     D. The Company (i) desires to attract and retain the involvement of highly qualified individuals and entities, such as Indemnitee, to serve the Company and, in part, in order to induce each Indemnitee to be involved with the Company and (ii) wishes to provide for the indemnification and advancing of expenses to each Indemnitee to the maximum extent permitted by law.

     E. In view of the considerations set forth above, the Company desires that each Indemnitee be indemnified by the Company as set forth herein.

          NOW, THEREFORE, the Company and each Indemnitee hereby agrees as follows:

          1.   Indemnification.
               ---------------

               a.   Indemnification of Expenses.  The Company shall indemnify
                    ---------------------------
and hold harmless each Indemnitee (including its respective directors, officers, partners, employees, agents and spouses) and each person who controls any of them or who may be liable within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the fullest extent permitted by law if such Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that such Indemnitee believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a "Claim") by reason of (or arising in part or in whole out of) any event or occurrence related to the fact that Indemnitee is or was or may be deemed a director, officer, shareholder, employee, controlling person, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was or may be deemed to be serving at the request of the Company as a director, officer, shareholder, employee, controlling person, agent or fiduciary of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of such Indemnitee while serving in such capacity, including, without limitation, any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit, proceeding or any claim asserted) under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise or which relate directly or indirectly to the registration, purchase, sale or ownership of any securities of the Company or to any fiduciary obligation owed with respect thereto or as a direct or indirect result of any Claim made by any shareholder of the Company against an Indemnitee and arising out of or related to any round of financing of the Company (including but not limited to Claims regarding non-participation, or non-pro rata participation, in such round by such shareholder), or made by a third party against an Indemnitee based on any misstatement or omission of a material fact by the Company in violation of any duty of disclosure imposed on the Company by Federal or state securities or common laws (hereinafter an "Indemnification Event") against any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if, and only if, such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter "Expenses"), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than ten (10) days after written demand by the Indemnitee therefor is presented to the Company.

               b.   Reviewing Party.  Notwithstanding the foregoing, (i) the
                    ---------------
obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as described in Section 10(e) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 1(e) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and

(ii) and each Indemnitee acknowledges and agrees that the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to Section 2(a) (an "Expense Advance") shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 10(c) hereof), the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 1(e) hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

               c.   Contribution.  If the indemnification provided for in
                    ------------
Section 1(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnitee in respect of any losses, claims, damages, expenses or liabilities referred to therein, then the Company, in lieu of indemnifying such Indemnitee thereunder, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Indemnitee, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Indemnitee in connection with the action or inaction which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In connection with the registration of the Company's securities, the relative benefits received by the Company and the Indemnitee shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Indemnitee, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the

Company and the Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Indemnitee agree that it would not be just and equitable if contribution pursuant to this Section 1(c) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In connection with the registration of the Company's securities, in no event shall Indemnitee be required to contribute any amount under this Section 1(c) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by such Indemnitee or (ii) the proceeds received by such Indemnitee from its sale of securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

               d.   Survival Regardless of Investigation.  The indemnification
                    ------------------------------------
and contribution provided for in this Section 1 will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnitee or any officer, director, employee, agent or controlling person of the Indemnitee.

               e.   Change in Control.  The Company agrees that if there is a
                    -----------------
Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then, with respect to all matters thereafter arising concerning the rights of Indemnitee to payments of Expenses under this Agreement or any other agreement or under the Company's Amended and Restated Articles of Incorporation (the "Restated Articles") or Restated Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(d) hereof) shall be selected by the Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to abide by such opinion and to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

               f.   Mandatory Payment of Expenses.  Notwithstanding any other
                    -----------------------------
provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in the defense of any action, suit, proceeding, inquiry or investigation referred to in Section 1(a) hereof or in the defense of any claim, issue or matter therein, each Indemnitee shall be indemnified against all Expenses incurred by such Indemnitee in connection herewith.

          2.   Expenses; Indemnification Procedure.
               -----------------------------------

               a.   Advancement of Expenses.  The Company shall advance all
                    -----------------------
Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than fifteen (15) days after written demand by such Indemnitee therefor to the Company.

               b.   Notice/Cooperation by Indemnitee.  Indemnitee shall give the
                    --------------------------------
Company notice as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee).

               c.   No Presumptions; Burden of Proof.  For purposes of this
                    --------------------------------
Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo
                                                                 ----
contendere, or its equivalent, shall not create a presumption that Indemnitee
----------
did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

               d.   Notice to Insurers.  If, at the time of the receipt by the
                    ------------------
Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt written notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in each of the policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

               e.   Selection of Counsel.  In the event the Company shall be
                    --------------------
obligated hereunder to pay the Expenses of any Claim, the Company shall be entitled to assume the defense of such Claim, with counsel reasonably approved by the applicable Indemnitee, upon the delivery to such Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to such Indemnitee under this Agreement for any fees of counsel subsequently incurred by such Indemnitee with respect to the same Claim; provided that, (i)
                                                            -------------
the Indemnitee shall have the right to employ such Indemnitee's counsel in any such Claim at the Indemnitee's expense; (ii) the Indemnitee shall have the right to employ his own counsel in connection with any such proceeding, at the expense of the Company, if such counsel serves in a review, observer, advice and counseling capacity and does not otherwise materially control or participate in the defense of such proceeding; and (iii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) such Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and such Indemnitee in the conduct of any such defense, or
(C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company.

          3.   Additional Indemnification Rights; Nonexclusivity.
               -------------------------------------------------

               a.   Scope.  The Company hereby agrees to indemnify Indemnitee
                    -----
to the fullest extent permitted by law, even if such indemnification is not specifically authorized by the other provisions of this Agreement or any other agreement, the Company's Articles of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a California corporation to indemnify a member of its Board of Directors or an officer, shareholder, employee, controlling person, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a California corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 8(a) hereof.

               b.   Nonexclusivity.  The indemnification provided by this
                    --------------
Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Articles of Incorporation, its Bylaws, any agreement, any vote of shareholders or disinterested directors, the laws of the State of California, or otherwise. The indemnification provided under this Agreement shall continue as to each Indemnitee for any action such Indemnitee took or did not take while serving in an indemnified capacity even though the Indemnitee may have ceased to serve in such capacity and such indemnification shall inure to the benefit of each Indemnitee from and after Indemnitee's first day of service as a director with the Company or affiliation with a Director from and after the date such Director commences services as a director with the Company.

          4.   No Duplication of Payments.  The Company shall not be liable
               --------------------------
under this

Agreement to make any payment in connection with any Claim made against any Indemnitee to the extent such Indemnitee has otherwise actually received payment (under any insurance policy, Articles, Bylaws or otherwise) of the amounts otherwise indemnifiable hereunder.

          5.   Partial Indemnification.  If any Indemnitee is entitled under any
               -----------------------
provision of this Agreement to indemnification by the Company for any portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which such Indemnitee is entitled.

          6.   Mutual Acknowledgement.  The Company and each Indemnitee
               ----------------------
acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, controlling persons, agents or fiduciaries under this Agreement or otherwise.

          7.   Liability Insurance.  Upon the approval of the Board of Directors
               -------------------
of the Company, to the extent the Company maintains liability insurance applicable to directors, officers, employees, control persons, agents or fiduciaries, each Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if such Indemnitee is a director, or of the Company's officers, if such Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, controlling persons, agents or fiduciaries, if such Indemnitee is not an officer or director but is a key employee, agent, control person, or fiduciary.

          8.   Exceptions.  Any other provision herein to the contrary
               ----------
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

               a.   Claims Initiated by Indemnitee.  To indemnify or advance
                    ------------------------------
expenses to any Indemnitee with respect to Claims initiated or brought voluntarily by such Indemnitee and not by way of defense, except (i) with respect to actions or proceedings to establish or enforce a right to indemnify under this Agreement or any other agreement or insurance policy or under the Company's Articles or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under California statute or law, regardless of whether such Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be; or

               b.   Claims Under Section 16(b).  To indemnify any Indemnitee
                    --------------------------
for expenses and the payment of profits arising from the purchase and sale by such Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar successor statute; or

               c.   Unlawful Indemnification.  To indemnify an Indemnitee if a
                    ------------------------
final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

          9.   Period of Limitations.  No legal action shall be brought and no
               ---------------------
cause of action shall be asserted by or in the right of the Company against any Indemnitee, any Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of five (5) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such five (5) year period; provided, however, that if
                                                    --------  -------
any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

          10.  Construction of Certain Phrases.
               -------------------------------

               a. For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was or may be deemed a director, officer, employee, agent, control person, or fiduciary of such constituent corporation, or is or was or may be deemed to be serving at the request of such constituent corporation as a director, officer, employee, control person, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, each Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as each Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

               b. For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on any Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if any Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, such Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

               c. For purposes of this Agreement a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, (A) who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by 5% or more over the percentage so owned by such person, or (B) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least two-thirds (2/3) of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

               d. For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 1(e) hereof, who shall not have otherwise performed services for the Company or any Indemnitee within the last three (3) years (other than with respect to matters concerning the right of any Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

               e. For purposes of this Agreement, a "Reviewing Party" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

               f. For purposes of this Agreement, "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

          11.  Counterparts. This Agreement may be executed in one or more
               ------------
counterparts, each of which shall constitute an original.

          12.  Binding Effect; Successors and Assigns. This Agreement shall be
               --------------------------------------
binding
upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to each Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims relating to Indemnifiable Events regardless of whether any Indemnitee continues to serve as a director, officer, employee, agent, controlling person, or fiduciary of the Company or of any other enterprise, including subsidiaries of the Company, at the Company's request.

          13.  Attorneys' Fees. In the event that any action is instituted by an
               ---------------
Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, any Indemnitee shall be entitled to be paid all Expenses incurred by such Indemnitee with respect to such action, regardless of whether such Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by such Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to be paid all Expenses incurred by such Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action.

          14.  Notice. All notices and other communications required or
               ------
permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one day after the business day of delivery by facsimile transmission, if deliverable by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed if to Indemnitee, at each Indemnitee's address as set forth beneath the Indemnitee' signatures to this Agreement and if to the Company at the address of its principal corporate offices (attention: Secretary) or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

          15.  Consent to Jurisdiction.  The Company and each Indemnitee each
               -----------------------
hereby irrevocably consent to the jurisdiction and venue of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this

Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the courts of the State of California.

          16.  Severability.  The provisions of this Agreement shall be
               ------------
severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          17.  Choice of Law.  This Agreement shall be governed by and its
               -------------
provisions construed and enforced in accordance with the laws of the State of California, as applied to contracts between California residents, entered into and to be performed entirely within the State of California, without regard to the conflict of laws principles thereof.

          18.  Subrogation.  In the event of payment under this Agreement, the
               -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

          19.  Amendment and Termination.  No amendment, modification,
               -------------------------
termination or cancellation of this Agreement shall be effective unless it is in writing signed by the parties to be bound thereby. Notice of same shall be provided to all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          20.  Integration and Entire Agreement.  This Agreement supersedes any
               --------------------------------
prior director and officer indemnification agreement between the Company and any Indemnitee.

          21.  No Construction as Employment Agreement.  Nothing contained in
               ---------------------------------------
this Agreement shall be construed as giving any Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

          22.  Corporate Authority.  The Board of Directors of the Company and
               -------------------
its shareholders in accordance with California law have approved the terms of this Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                        EXODUS COMMUNICATIONS, INC.
                                        a California corporation


                                        By:_____________________________________
                                           K.B. Chandrasekhar
                                           President and CEO


                                        Address:  2650 San Tomas Expressway
                                                  Santa Clara, CA 95051



                                        INDEMNITEE:

                                        ________________________________________

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        Address:________________________________
                                        ________________________________________
                                        ________________________________________

                                   AMENDMENT

     This Amendment, dated as of _______________, 1998, is to that certain Indemnification Agreement between Exodus Communications, Inc., a California corporation ("Exodus California") and _____________________ ("Indemnitee"), dated as of ______________ (the "Indemnification Agreement").

                                   RECITALS

     A. Indemnitee and Exodus California, the predecessor of Exodus Communications, Inc., a Delaware corporation (the "Company") previously entered into the Indemnification Agreement.

     B. In connection with the reincorporation of the Company in Delaware (the "Reincorporation"), the Company has assumed all the obligations and contracts of Exodus California, including the Indemnification Agreement.

     C. The Indemnification Agreement currently is governed by California law and the parties desire to amend said agreement to be governed by Delaware law upon the Reincorporation.

     NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

     1. All references to "Exodus Communications, Inc., a California corporation are hereby amended to refer to "Exodus Communications, Inc., a Delaware corporation".

     2. All references to California in paragraphs 3, 8, 15, 17 and 22 of the Indemnification Agreement are hereby amended to refer to Delaware.

     3. All references to the Company's Articles of Incorporation are hereby amended to refer to the Company's Certificate of Incorporation.

     4.  This Amendment shall take effect as of the date of the Reincorporation.

     5. Except as expressly set forth herein, all of the provisions, terms and conditions of the Indemnification Agreement shall remain in full force and effect.

     6. This Amendment may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     7. This Amendment shall be governed by and construed in accordance with the laws of the state of Delaware, excluding that body of law known as conflicts of law.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.



                                   EXODUS COMMUNICATIONS, INC.
                                   a Delaware corporation


                                   By:  ______________________________________
                                        K.B. Chandrasekhar
                                        President and Chief Executive Officer


                                   Address:  2650 San Tomas Expressway
                                             Santa Clara, CA 95051



                                   INDEMNITEE:



                                   ____________________________________________

                                   By:   ______________________________________
                                   Name: ______________________________________
                                   Title:______________________________________


                                   Address:____________________________________
                                   ____________________________________________
                                   ____________________________________________